Exhibit 23.1
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING

FIRM
We

hereby consent

to the incorporation

by reference in

this Registration Statement

on Form S-8

of our report

dated
March 27,

2023 relating

to the consolidated

financial statements,

which appears

in Vaxxinity

,

Inc.’s

Annual Report
on Form 10-K for the year ended December 31, 2022.

Armanino LLP

San Ramon, California
April 28, 2023